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                                                                   Exhibit 10.22

                              AMENDMENT NUMBER ONE
                                       TO
                                CREDIT AGREEMENT

         THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT (this "Amendment") is made as of September 23, 2002, by and among FINANCIAL PACIFIC LEASING, LLC, a Washington limited liability company (the "Borrower"), U.S. BANK NATIONAL ASSOCIATION, and each lender who from time to time becomes a party hereto (collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., as Administrative Agent and Swing Line Lender.

                                    RECITALS

         A. Lenders, Administrative Agent and Borrower are parties to that certain Credit Agreement dated as of November 30, 2001 (the "Credit Agreement"), that certain Consent dated February 11, 2002, and that certain Waiver Letter dated February 28, 2002.

         B. The parties agree to amend certain financial covenants in the agreement, pursuant to the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

         1. DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

         2.       AMENDMENT TO CREDIT AGREEMENT

                  (a) AMENDMENT TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

                           (i)      AMENDMENT TO DEFINITION OF "EBIT." The
definition of "EBIT" is hereby deleted and replaced with the following:

                  "EBIT" means, for any period, an amount equal to the sum of
         (a) Net Income for Borrower and its Subsidiaries, (b) Interest Charges, and (c) the amount of taxes, based on or measured by income, used or included in the determination of such Net Income.

                           (ii)     AMENDMENT TO DEFINITION OF "INTEREST
CHARGES." The definition of "Interest Charges" is hereby deleted and replaced with the following:

                  "Interest Charges" means, for any period, the sum of (a) all interest, premium payments, fees, charges and related expenses of the Borrower and its

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         Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

                           (iii)    AMENDMENT TO DEFINITION OF "INTEREST
COVERAGE RATIO." The definition of "Interest Coverage Ratio" is hereby deleted and replaced with the following:

                  "Interest Coverage Ratio" means, as of any date of determination, and measured on a rolling four-quarter basis, the ratio of (a) the sum of (i) EBIT for the period of the four prior fiscal quarters ending on such date and (ii) the lease and rental expense, for such period, of the Borrower and its Subsidiaries to (b) the sum of (i) Interest Charges for such period and (ii) the lease and rental expense, for such period, of the Borrower and its Subsidiaries.

                           (iv)     AMENDMENT TO DEFINITION OF "NET INCOME." The
definition of "Net Income" is hereby deleted and replaced with the following:

                  "Net Income" means, for any period, for any Person, the net income of such Person, from continuing operations after extraordinary items for such period.

                  (b) AMENDMENT TO SECTION 7.13(b). Section 7.13(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (b) INTEREST COVERAGE RATIO. Permit the Interest Coverage Ratio as of the end of any fiscal quarter to be less than 1.3 to 1.0.

         3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective when Borrower, Administrative Agent and each Lender have executed and delivered counterparts hereof to Administrative Agent.

         4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

         5. NO FURTHER AMENDMENT. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON.

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         7.       COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

         8. INTEGRATION. This Amendment, together with the other Loan Documents, comprises the complete, final and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

         9.       ORAL AGREEMENTS NOT ENFORCEABLE.

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Credit Agreement as of the date first above written.

                                           FINANCIAL PACIFIC LEASING, LLC

                                           By:  /s/ PETER DAVIS
                                                --------------------------------
                                           Name: Peter Davis
                                           Title: Chief Financial Officer

                                           BANK OF AMERICA, N.A.,
                                           AS ADMINISTRATIVE AGENT

                                           By:  /s/ KEN PURO
                                                --------------------------------
                                           Name: Ken Puro
                                           Title: Vice President

                                           By:  /s/ MARK CRAWFORD
                                                --------------------------------
                                           Name: Mark Crawford
                                           Title: Senior Vice President

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                                           U.S. BANK NATIONAL ASSOCIATION, AS A
                                           LENDER

                                           By:  /s/ CATHRYN SCHALKLE
                                                --------------------------------
                                           Name: Cathryn Schalkle
                                           Title: Vice President

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